Dated: June 29, 2007

Rate Floor Transaction

Re: Reference No. 39515

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Floor Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“Party A”), a trust company duly organized and existing under the laws of the State of New York, and HSBC Bank USA, National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Deutsche Alt-A Securities Mortgage Loan Trust 2007-OA4 (in such capacity, the “Supplemental Interest Trust Trustee” or the “Party B”), under the Pooling and Servicing Agreement, dated as of June 1, 2007, among ACE Securities Corp., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee and Supplemental Interest Trust Trustee (the “Pooling and Servicing Agreement”).  This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

Form of Agreement.  This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”). Any reference to a “Swap Transaction” in the Definitions is deemed to be a reference to a “Transaction” for purposes of this Agreement, and any reference to a “Transaction” in this Agreement is deemed to be a reference to a “Swap Transaction” for purposes of the Definitions. You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”).  An ISDA Form Master Agreement, as modified by the Schedule terms in Paragraph 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction. For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Form Master Agreement. Except as otherwise specified, references herein to Sections shall be to Sections of the Master Agreement, and references to Paragraphs shall be to paragraphs of this Agreement.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the Master Agreement, this Agreement shall prevail for purposes of the Transaction.  Capitalized terms not otherwise defined herein or in the Definitions or the Master Agreement shall have the meaning defined for such term in the Pooling and Servicing Agreement.

2.

Certain Terms.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Floor

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

Trade Date:

June 22, 2007

Effective Date:

December 26, 2007

Termination Date:

July 25, 2008, subject to adjustment in accordance with the Following Business Day Convention

FIXED AMOUNTS

Fixed Amount Payer:

Party B

Fixed Amount:

USD 64,500

Fixed Amount Payer

Payment Date:

June 29, 2007

FLOATING AMOUNTS

Floating Rate Payer:

Party A

Floor Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto

Ceiling Rate:

For each Calculation Period, as set forth for such period on Schedule I attached hereto

Floating Rate Day Count

Fraction:

Actual/360

Floating Rate Option:

USD-LIBOR-BBA, provided, however, if the Floating Rate Option for a Calculation Period is less than the Ceiling Rate then the Floating Rate Option for such Calculation Period shall be deemed equal to the Ceiling Rate.

Designated Maturity:

One month

Spread:

Inapplicable

Floating Rate Payer

Period End Dates:

The 25th day of each month, beginning on January 25, 2008 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be two (2) Business Days preceding each Floating Rate Payer Period End Date.

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Calculation Agent:

Party A

3.

Additional Provisions:

1)

Reliance.  Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

Part 1.

Termination Provisions.

(a)

"Specified Entity" in relation to Party A or Party B shall mean: none.

(b)

“Specified Transaction” will have the meaning specified in Section 14.

(c)

Applicability. The following provisions apply or do not apply to the parties as specified below:

(i)

Section 5(a)(i) (Failure to Pay or Deliver):

(A)

will apply to Party A; and

(B)

will apply to Party B.

(ii)

Section 5(a)(ii) (Breach of Agreement):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

(iii)

Section 5(a)(iii) (Credit Support Default):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

Without prejudice to any Event of Default resulting from Party A’s failure to post collateral in accordance with the criteria of any other Rating Agency, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not be an Event of Default unless (A) there is a Moody’s Ratings Event and at least 30 Local Business Days have elapsed since the last time a Moody’s Ratings Event did not exist and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

(iv)

Section 5(a)(iv) (Misrepresentation):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

(v)

Section 5(a)(v) (Default under Specified Transaction):

(A)

will not apply to Party A; and

(B)

will not apply to Party B.

(vi)

Section 5(a)(vi) (Cross Default):

(A)

will apply to Party A; and

(B)

will not apply to Party B.

For the purposes of Section 5(a)(vi):

“Specified Indebtedness” will have the meaning specified in Section 14, except that it shall not include indebtedness in respect of deposits received.

“Threshold Amount” means, 3% of consolidated shareholders equity of Party A and its subsidiaries determined in accordance with generally accepted accounting principles of the United States consistently applied as of the last day of the fiscal quarter ended immediately prior to the occurrence or existence of an event for which a Threshold Amount is applicable under Section 5(a)(vi).

(vii)

Section 5(a)(vii) (Bankruptcy):

(A)

will apply to Party A; and

(B)

will not apply to Party B with respect to subclauses (2), (4) (but only if the proceeding or petition is instituted or presented by Party A or its affiliates), (7), (8) (but subclause (8) will not apply to Party B only to the extent that subclauses (2), (4) and (7) do not apply to Party B) and (9) of Section 5(a)(vii), and the remaining provisions of Section 5(a)(vii) will apply to Party B; and in subclause (6) the words “trustee” and “custodian” will not include the Supplemental Interest Trust Trustee and the words “seeks or” will be deleted.

(viii)

Section 5(a)(viii) (Merger without Assumption):

(A)

will apply to Party A; and

(B)

will apply to Party B.

(ix)

Section 5(b)(i) (Illegality):

(A)

will apply to Party A; and

(B)

will apply to Party B.

(x)

Section 5(b)(ii) (Tax Event):

(A)

will apply to Party A; and

(B)

will apply to Party B;

provided that the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)” shall be deleted.

(xi)

Section 5(b)(iii) (Tax Event upon Merger):

(A)

will apply to Party A, provided, that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party; and

(B)

will apply to Party B.

(xii)

Section 5(b)(iv) (Credit Event upon Merger):

(A)

will not apply to Party A; and

(B)

will not apply to Party B.

(xiii)

Section 5(b)(v) (Additional Termination Event):

(A)

will apply to Party A with respect to Part 1(g)(iv) and (v); and

(B)

will apply to Party B with respect to Parts 1(g)(i), and (iii).

(d)

The "Automatic Early Termination" provision of Section 6(a):

(A)

will not apply to Party A; and

(B)

will not apply to Party B.

(e)

Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Market Quotation will apply. For such purpose, if Party A is the Affected Party in respect of an Additional Termination Event or a Tax Event Upon Merger or the Defaulting Party in respect of any Event of Default (but not, in any case, in respect of a Termination Event arising from an Illegality or Tax Event), the following provisions shall apply:

(i)

The definitions of “Market Quotation” and “Settlement Amount” are amended in their entirety to read as follows:

“Market Quotation” means, with respect to one or more Terminated Transactions, an offer capable when made of becoming legally binding upon acceptance made by a Qualified Transferee for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Qualified Transferee to enter into a transaction with commercial terms substantially the same as and are, in all material respects, no less beneficial for Party B than, those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions) (which shall be determined by Party B, acting in a commercially reasonable manner), that would have the effect of preserving the economic equivalent for Party B of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date (such transaction, a “Replacement Transaction”).  For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

““Settlement Amount” means, with respect to any Early Termination Date:

(1) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding:

the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

(2) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B:

the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations

(for the avoidance of doubt, (x) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (y) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

(3) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B:

Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated Transactions.”

(ii)

At any time on or before the Early Termination Date at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations. (For the avoidance of doubt, (i) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (ii) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value.)

(iii)

if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

(iv)

If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

“Second Method and Market Quotation. If Second Method and Market Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (2) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i) the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) and (ii) notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1).”

(f)

“Termination Currency” means United States Dollars.

(g)

“Additional Termination Event” will apply.  The following shall constitute Additional Termination Events, and the party specified shall be the Affected Party with respect thereto:—

(i)

Termination of Trust Fund.  The Trust, Supplemental Interest Trust or Trust Fund shall be terminated pursuant to any provision of the Pooling and Servicing Agreement (including, without limitation, by exercise of the option to purchase and giving of notice under Sections 9.1 and 9.2 of the Pooling and Servicing Agreement).  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust and the Supplemental Interest Trust or Trust Fund is terminated and final payment is made in respect of the Certificates.  Party B shall be the sole Affected Party. However, each of Party A and Party B may designate an Early Termination Date in respect of this Additional Termination Event.

(ii)

[Reserved.]

(iii)

Amendment of Pooling and Servicing Agreement.  The amendment of the Pooling and Servicing Agreement in a manner which could have a material adverse effect on Party A without first obtaining the prior written consent of Party A (such consent not to be unreasonably withheld), where such consent is required under the Pooling and Servicing Agreement..  Party B shall be the sole Affected Party.

(iv)

Collateralization Event or Ratings Event.  A Collateralization Event or Ratings Event has occurred and is continuing and Party A fails to take the actions provided in Part 5(i)(ii)(A) and (B) within the time periods set out therein; provided that an Additional Termination Event shall not be deemed to occur by virtue of a breach of Part 5(i)(ii)(B) with respect to a Moody’s Ratings Event unless and until such Moody’s Ratings Event has continued for 30 or more Business Days and at least one Qualified Transferee has made an offer which remains capable of becoming legally binding upon acceptance to enter into a Permitted Transfer or other Replacement Transaction.  Party A shall be the sole Affected Party.

(v)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(j) within the time provided for therein.  Party A shall be the sole Affected Party.

Party B shall not effectively designate an Early Termination Date unless and until it has given prior written notice thereof to each Rating Agency.

Part 2.

Tax Representations and Certain Tax-related Provisions.

(a)

Payer Representations.  For the purpose of Section 3(e), Party A and Party B make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

(b)

Payee Representations. For the purpose of Section 3(f), Party A and Party B make the following representations.

(i)

The following representation will apply to Party A:

(x) It is a “U.S. person” (as that term is used in Section 1.1441-4(a)(3)(ii) of the United States Treasury Regulations (“Treas. Reg.”)) for United States federal income tax purposes, (y) it is a trust company duly organized and existing under the laws of the State of New York, and (z) its U.S. taxpayer identification number is 135160382.

(ii)

The following representation will apply to Party B:

None.

(c)

Additional Amounts Not Payable by Party B.  Party B shall not be required to pay any additional amounts pursuant to Section 2(d)(i)(4).

(d)

Indemnifiable Tax. The definition of “Indemnifiable Tax” in Section 14 is amended in its entirety to read as follows:

“Indemnifiable Tax” means in relation to payments by Party A any Tax and in relation to payments by Party B no Tax.

Part 3.

Agreement to Deliver Documents.  For the purpose of Section 4(a):

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered
Party A and Party B

A correct, complete and executed Internal Revenue Service Form W-9, with respect to Party A, and W-9, W-8ECI, or W-8IMY, with appropriate attachments, as applicable, with respect to Party B, or any other or successor form, in each case that establishes an exemption from deduction or withholding obligations, and any other document reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.

(i) Prior to the first scheduled Payment Date; (ii) in the case of a U.S. Internal Revenue Service Form W-8ECI, W-8IMY, and W-8BEN that does not include a U.S. taxpayer identification number in line 6, before December 31 of each third succeeding calendar year, (iii) promptly upon reasonable demand by the other party; and (iv) promptly upon learning that any form previously provided by to the other party has become obsolete or incorrect.

(b)

Other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
Party A

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be.

		Upon the execution and delivery of this Agreement	Yes
Party B

 (i) a copy of the executed Pooling and Servicing Agreement, (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this Agreement on behalf of Party B, and (iii) a certified copy of the authorizing resolution (or equivalent authorizing documentation) of Trusteewhich sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

		With respect to (i) upon the execution and delivery of the Pooling and Servicing Agreement, and with respect to (ii) and (iii) upon the execution and delivery of this Agreement	Yes
Party A	A legal opinion as to enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder.	Upon the execution and delivery of this Agreement and such Confirmation	No
Party B	A legal opinion as to the enforceability of this Agreement and any Confirmation evidencing a Transaction hereunder.	Upon the execution and delivery of this Agreement and such Confirmation	No

Part 4.

Miscellaneous.

(a)

Addresses for Notices.  For the purpose of Section 12(a):

Address for notices or communications to Party A:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

With respect to any Transaction, any notice or other communication shall be sent to the address specified in the Confirmation related to such Transaction. A copy of any notice or other communication with respect to Sections 5 or 6 should also be sent to the addresses set out below:

The Bank of New York

Legal Department

One Wall Street – 10th Floor

New York, New York 10286

Attention: General Counsel

Address for notices or communications to Party B:

HSBC BANK USA, National Association

CTLA - Structured Finance

452 Fifth Avenue

Attn: Susie Moy

New York, NY  10018

Facsimile: 212-525-1300

With a copy to:

Wells Fargo Bank, NA

9062 Old Annapolis Road

Columbia, MD 21045

Attn: Client Manager, DBALT 07-OA4

Telephone: (410) 884-2000

Fax: (410) 715-2380

(b)

Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent:—  not applicable.

Party B appoints as its Process Agent:— not applicable

(c)

Offices.  The provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party.  For the purpose of Section 10(c):

Party A is a Multibranch Party and will enter into each Transaction only through the following Office:― New York (for all Transactions).

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

“Credit Support Document”  Credit Support Document means in relation to:—

Party A:

The Credit Support Annex hereto and any Qualified Guaranty.

Party B:

Not applicable.

(g)

“Credit Support Provider” means in relation to:

Party A:

The guarantor under any Qualified Guaranty.

Party B:

Not Applicable.

(h)

Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Netting of Payments; Modification of Section 2(a)(iii)(1).  Subparagraph (ii) of Section 2(c) will apply.  Section 2(a)(iii)(1) is amended by deleting “or Potential Event of Default”.

(j)

“Affiliate” will have the meaning specified in Section 14, provided, that, Party B shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) hereof.

(k)

Additional Representations.  Section 3 is hereby amended by adding after Section 3(f) the following subsections:

“(g)

Relationship Between Parties.

(1)

Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2)

Evaluation and Understanding.

(i)

It is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii)

It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3)

Principal.  The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

Exclusion from Commodity Exchange Act. (1) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (2) this Agreement and each Transaction is subject to individual negotiation by such party; and (3) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(i)

Swap Agreement.  Each Transaction is a “swap agreement” as defined in 12 U.S.C. Section 1821(e)(8)(D)(vi) and a “covered swap agreement” as defined in the Commodity Exchange Act (7 U.S.C. Section 27(d)(1)).

(l)

Recording of Conversations.  Each party (i) consents to the recording of telephone conversations between the trading, marketing and other relevant personnel of the parties in connection with this Agreement or any potential Transaction, (ii) agrees to obtain any necessary consent of, and give any necessary notice of such recording to, its relevant personnel and (iii) agrees, to the extent permitted by applicable law, that recordings may be submitted in evidence in any Proceedings.

Part 5.

Other Provisions.

(a)

Waiver of Jury Trial.  Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(b)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.  The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(c)

Set-off.  All payments under this Agreement shall be made without set-off or counterclaim, except as provided in Section 2(c), Section 6 or the provisions hereof relating to Market Quotation and Loss, or Paragraph 8 of the Credit Support Annex.  Section 6(e) is amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off."  For the avoidance of doubt, if more than one Transaction is entered into under this Agreement, nothing herein is intended to prevent the determination of a Settlement Amount with respect to all such Transactions pursuant to Section 6 (as modified hereby).

(d)

Failure to Pay or Deliver.  Section 5(a)(i) is hereby amended by replacing the word “third” by the word “second” in the third line thereof.

(e)

Non-Recourse.  Notwithstanding any provision herein or in this Agreement to the contrary, the obligations of the Supplemental Interest Trust hereunder are limited recourse obligations of the Supplemental Interest Trust, payable solely from the Swap Account. In the event that the Swap Account and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Swap Account and the distribution of the proceeds thereof in accordance with the Pooling and Servicing Agreement, any claims against or obligations of the Supplemental Interest Trust under this Agreement or any confirmation hereunder still outstanding shall be extinguished and thereafter not revive.  This provision shall survive the termination of this Agreement.

(f)

Limitation on Institution of Bankruptcy Proceedings.  Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against Party B, the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, under any of the laws of the United States or any other jurisdiction, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Certificates. This provision shall survive the termination of this Agreement.

(g)

Transfer, Assignment. Notwithstanding the provisions of Sections 6(b)(ii) and 7, no novation, assignment or transfer of any Transaction shall be permitted by either party unless (i) it is a Permitted Transfer or the Rating Agency Condition is satisfied with respect thereto, and (ii) each Rating Agency and the non-assigning party has received prior written notice thereof.  The consent of Party B shall not be required for a Permitted Transfer and Party B shall take all steps reasonably requested by Party A (at the expense of Party A) to effect a Permitted Transfer.  A “Permitted Transfer” means a novation or assignment to or entry into another form of Replacement Transaction pursuant to which a Qualified Transferee acquires and assumes or enters into a Replacement Transaction by a written instrument in respect of all the Transactions and the rights, liabilities, duties and obligations of Party A hereunder without modification of the terms hereof (other than parties, effective date of said transfer, and tax payee representations of Party A) and with respect to which (i) there is no adverse effect on netting or set-off rights, (ii) each Rating Agency receives prior written notice thereof, and (iii) neither Party A nor the transferee will be required to withhold or deduct on account of any Tax from any payments under this Agreement in excess of what would have been required to be withheld or deducted in the absence of such transfer.

(h)

Amendment. Notwithstanding the provisions of Section 9(b), each amendment, modification or waiver in respect of this Agreement shall be subject to the Rating Agency Condition.

(i)

Ratings Downgrade.

(i)

Definitions.  For purposes of each Transaction:

(A)

“Rating Agency Condition” means, with respect to any action taken or to be taken hereunder, a condition that is satisfied when each Rating Agency has confirmed in writing to the Supplemental Interest Trust Trustee that such action will not result in withdrawal, reduction or other adverse action with respect to any then-current rating by such Rating Agency of the Certificates (as to each Rating Agency, the “Fitch Rating Condition”, “Moody’s Rating Condition” and “S&P Rating Condition”, respectively).

(B)

“Qualifying Ratings” means, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of Party A (if such debt of Party A is rated) or the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency:, (1) a short-term rating of “P-1”, and a long-term rating of ”A2” (or, if it has no short-term rating, a long term rating of “A1”) from Moody’s (“Moody’s  Qualifying Ratings”); and (2) a short-term rating of “A-1”, or if it does not have a short-term rating, a long-term rating of “A+” from S&P (“S&P Qualifying Ratings”); and (3) a short-term rating of “F1” by Fitch and a long-term rating of “A” from Fitch (“Fitch Qualifying Ratings”).

(C)

“Limited Qualifying Ratings” means, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of Party A (if such debt of Party A is rated) or the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) a short-term rating of “P-2”, and a long-term rating of ”A3” (or, if it has no short-term rating, a long term rating of “A2” or “A3”) from Moody’s (“Moody’s Limited Qualifying Ratings”); and (2) if Party A or such guarantor is a bank, broker/dealer, insurance company, structured investment vehicle or derivative product company (“Financial Institution”), a short-term rating of “A-2” , or if it does not have a short-term rating, a long-term rating of “A”, “A-“ or “BBB+” from S&P (“S&P Limited Qualifying Ratings”); and (3) a short-term rating of “F2” or a long-term rating of “A-“ from Fitch (“Fitch Limited Qualifying Ratings”).

(D)

“Disqualifying Ratings” means, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of Party A (if such debt of Party A is rated) or the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency: (1) a short-term rating of “P-3” or below or a long-term rating of “Baa1” or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, a long term rating of “Baa1” or below, as assigned by Moody’s, or the short-term rating is withdrawn or if it does not have a short-term rating the long-term rating is withdrawn by Moody’s (“Moody’s Disqualifying Ratings”); or (2) (x) if Party A or such guarantor is a Financial Institution, a short-term rating of “A-3” or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, a long term rating of “BBB” or below, or (y) if Party A or such guarantor is not a Financial Institution, a short-term rating of “A-2” or below, or, if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, a long-term rating of “A” or below, as assigned by S&P, or (z) if neither Party A nor the guarantor under any Qualified Guaranty has a short-term rating, the long term rating is withdrawn by S&P (“S&P Disqualifying Ratings”); or (3) a short-term rating of below “F3” and a long-term rating of “BBB” or below from Fitch, or if the short-term rating is below “F3” the long-term rating is withdrawn by Fitch (a “Fitch Disqualifying Ratings”).

(E)

A “Collateralization Event” shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency, such entity has ratings of: (1) Moody’s Limited Qualifying Ratings (a “Moody’s Collateralization Event”); or (2) S&P Limited Qualifying ratings (an “S&P Collateralization Event”); or (3) Fitch Limited Qualifying Ratings (a “Fitch Collateralization Event”).

(F)

A “Ratings Event” shall occur as to Party A if, with respect to the ratings of the long-term and short-term unsecured and unsubordinated debt of both Party A (if such debt of Party A is rated) and the guarantor under each Qualified Guaranty (if any) assigned by a Rating Agency, such entitiy has: (1) Moody’s Disqualifying Ratings (a “Moody’s Ratings Event”); or (2) S&P Disqualifying Ratings (an “S&P Ratings Event”); or (3) Fitch Disqualifying Ratings (a “Fitch Ratings Event”).

(G)

“Qualified Transferee” means a transferee of a novation or assignment or a party (other than Party B) that enters into another form of Replacement Transaction that is a Reference Market-maker (“dealer” in the definition thereof meaning a “dealer in notional principal contracts” as defined in Treas. Reg. Section 1.1001-4) (1) that has Moody’s Qualifying Ratings or Moody’s Limited Qualifying Ratings and S&P Qualifying Ratings or S&P Limited Qualifying Ratings, Fitch Qualifying Ratings or Fitch Limited Qualifying Ratings, or (2) whose present and future obligations owing to Party B are guaranteed pursuant to a Qualified Guaranty.

(H)

“Qualified Guaranty” means an unconditional and irrevocable guaranty of payment (and not of collection) and the performance of the other obligations of Party A (or a Qualified Transferee, as applicable) hereunder by a third party having Moody’s Qualifying Ratings or Moody’s Limited Qualifying Ratings and S&P Qualifying Ratings or S&P Limited Qualifying Ratings, Fitch Qualifying Ratings or Fitch Limited Qualifying Ratings (“Qualified Guarantor”) providing, inter alia, that payment thereunder shall be made as provided and on the conditions set forth in Section 2(d) as modified hereunder (substituting references to Party A as “X” with the guarantor as “X” and “this Agreement” with such guaranty, respectively) (or, in lieu of such provisions relating to tax, a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guaranty will be subject to withholding for Tax).

(ii)

Actions to be Taken.  (A) If a Collateralization Event occurs, then Party A shall, at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody’s Collateralization Event or ten (10) Business Days thereafter in case of an S&P Collateralization Event or thirty (30) calendar days thereafter in case of a Fitch Collateralization Event:

(1)

post collateral (commencing no later than the times set forth above and, if an S&P Collateralization Event exists from the time Party A becomes a party hereto or the guarantor under a Qualified Guaranty becomes a guarantor, from such time) in accordance with the Credit Support Annex for so long as the Collateralization Event continues; or

(2)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee; or

(3)

subject to the S&P Rating Condition, obtain a Qualified Guaranty.

(B)

If a Ratings Event occurs, then Party A shall at its own expense, no later than the earlier of thirty (30) Business Days thereafter in case of a Moody’s Ratings Event or sixty (60) calendar days thereafter in case of an S&P Ratings Event or thirty (30) calendar days thereafter in case of a Fitch Ratings Event:

(1)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee, or

(2)

subject to the S&P Rating Condition, obtain a Qualified Guaranty.

(C)

With respect to (A) and (B) above: (1) Party A shall post collateral in accordance with the Credit Support Annex and the times set forth herein for so long as a Collateralization Event or Ratings Event has occurred (or exists from the time Party A becomes a party hereto or the guarantor under a Qualified Guaranty becomes such guarantor) and continues, and such posting of collateral shall not be deemed to cure a Rating Event or to extend the time within which any other action is required to be taken under (B) above; (2) if a Ratings Event occurs, then Party A shall at its own expense, use commercially reasonable efforts to take one of the actions referred to in (B) above as soon as reasonably practicable (but subject to the times set forth herein); and (3) if the debt of Party A is unrated because a Rating Agency has withdrawn such rating while any Transaction is outstanding under this Agreement, and if there is no Qualified Guaranty in effect at such time, then such withdrawal shall be treated as a Ratings Event unless the Rating Agency Condition is satisfied with respect thereto.

(j)

Regulation AB.  For purposes of Item 1115 (“Item 1115”) of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. ss.ss.229.1100 – 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if the Depositor or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable “significance percentage” with respect to this Agreement under Item 1115 has been reached (the “applicable percentage”), and (y) the Depositor has a reporting obligation under the Exchange Act (such event, hereinafter a “Reg AB Disclosure Event”), then Party A shall, within five (5) Business Days after notice to that effect, at its sole expense, take one of the following actions:

(1)

provide (including, if permitted by Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) (i)(x) the financial data required by Item 301 of Regulation S–K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (y) financial statements meeting the requirements of Regulation S–X (17 C.F.R. §§210.1–01 through 210.12–29, but excluding 17 C.F.R. ss. 210.3–05 and Article 11 of Regulation S–X (17 C.F.R. §§ 210.11–01 through 210.11–03)), pursuant to Item 1115(b)(2); or (z) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of 1115(b); and (ii) any updates to such financial information within five (5) Business Days of the release thereof, and (B) the consent to filing in the Exchange Act Reports of the Depositor the report relating to audits of such financial statements by the firm conducting such audit; or

(2)

post collateral in accordance with the Credit Support Annex (which, for such purpose, will be modified to substitute for “Collateralization Event” throughout the words “Reg AB Disclosure Event”, and define “Credit Support Amount” therein as needed to result in the posting of an amount sufficient to reduce the applicable percentage below the requirements of Item 1115, subject to any requirement to post collateral in accordance with Part 5(i)); or

(3)

subject to the S&P Rating Condition, novate, assign or transfer the Transactions to or replace the Transactions with Replacement Transactions with a Qualified Transferee that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement; or

(4)

obtain a Qualified Guaranty by a guarantor that is able to comply with the requirements of Item 1115(b) and provides the financial information and consents and any indemnification provided for in connection with this Agreement.

Party A’s obligation to comply with this Part 5(j) shall be suspended on January 1, [2008] unless, at any time, Party A receives notification from the Depositor or Party B that the Trust Fund’s obligation to file periodic reports under the Exchange Act shall continue; provided, however, that such obligations shall not be suspended in respect of any Exchange Act Report or amendment to an Exchange Act Report in such fiscal year which relates to any fiscal year in which the Trust Fund was subject to the reporting requirements of the Exchange Act.  This obligation shall continue to be suspended unless the Depositor or Party B notifies Party A that the Trust Fund’s obligations to file reports under the Exchange Act has resumed.  If the Depositor or Party B reasonably requests, Party A shall provide such other information as may be necessary for the Depositor to comply with Item 1115.  The Depositor shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of Depositor’s rights explicitly specified herein.

(k)

Supplemental Interest Trust Trustee’s Capacity.  It is expressly understood and agreed by the parties hereto that, insofar as this  Agreement and any confirmation evidencing a Transaction hereunder is executed by Supplemental Interest Trust Trustee, (i) this Agreement and such confirmation are executed and delivered by HSBC Bank USA, National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee of the Supplemental Interest Trust pursuant to the Pooling and Servicing Agreement in the exercise of the powers and authority conferred upon and vested in it thereunder, and pursuant to instruction set forth therein, (ii) each of the representations, undertakings and agreements herein or therein made on behalf of the Supplemental Interest Trust is made and intended not as a personal representation, undertaking or agreement of HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (iii) under no circumstances will HSBC Bank USA, National Association, in its individual capacity, be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any such confirmation

(l)

Supplemental Interest Trust Trustee’s Representation.  HSBC Bank USA, National Association, as Supplemental Interest Trust Trustee of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as on behalf of the Supplemental Interest Trust.

(m)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6, if Party B has satisfied its payment obligations under Section 2(a)(i), and shall, at the time, have no future payment or delivery obligation, whether absolute or contingent, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) with respect to Party A as the Affected Party or Section 5(b)(iii) with respect to Party A as the Burdened Party.

5.

Account Details and Settlement Information:

Payments to Party A:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swap/Floor

Payments to the Party B:

Wells Fargo Bank, N.A.

ABA #: 121 000 248

Account Name: SAS Clearing

Account No.: 3970771416

FFC: DBALT 07-OA4, 53158805, Floor Account

Party A will, unless otherwise directed by the Supplemental Interest Trust Trustee, make all payments hereunder to the Supplemental Interest Trust Trustee.  Payment made to the Supplemental Interest Trust Trustee at the account specified herein or to another account specified in writing by the Supplemental Interest Trust Trustee shall satisfy the payment obligations of Party A hereunder to the extent of such payment.

6.  Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By: /s/ B. Gino Petroni

Name: B. Gino Petroni

Title: Vice President

Party A, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC Bank USA, National Association, not in its individual capacity, but solely as Supplemental Interest Trust Trustee for the Deutsche Alt-A Securities Mortgage Loan Trust 2007-OA4

By: /s/ Fernando Acebedo

Name: Fernando Acebedo

Title: Vice President

SCHEDULE I

(all such dates are subject to adjustment in accordance with the Following Business Day Convention)

Accrual Start Date	Accrual End Date	Notional Amount (in USD)	Floor Rate (%)	Ceiling Rate (%)
12/26/2007	1/25/2008	641,979,850	4.654	4.117
1/25/2008	2/25/2008	616,571,551	4.534	3.922
2/25/2008	3/25/2008	592,173,483	4.427	3.762
3/25/2008	4/25/2008	568,744,906	4.315	3.616
4/25/2008	5/25/2008	546,246,917	4.215	3.474
5/25/2008	6/25/2008	524,643,006	4.215	3.256
6/25/2008	7/25/2008	503,897,483	4.215	3.0324

Exhibit A to Confirmation No. 39515

[Credit Support Annex to follow this page]

(Bilateral Form)

(ISDA Agreements Subject to New York Law Only)

ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX
to the Schedule to the

ISDA Master Agreement

Dated as of June 29, 2007

between

The Bank Of New York	and	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Deutsche Alt-A Securities Mortgage Loan Trust 2007-OA4
established as a banking organization under the laws of the State of New York		The Supplemental Interest Trust is a common law trust established under the laws of the State of New York.
(“Party A”)		(“Party B”)
_________________________________		_____________________________________

This Annex supplements, forms part of, and is subject to,
the Master Agreement specified in the Confirmation(s) (BNY Ref. No. 39515), dated even date herewith (the “Agreement”), is part of the Schedule deemed incorporated therein and is a Credit Support Document under the Master Agreement with respect to Party A.

Accordingly, the parties agree as follows:—

Paragraphs 1 - 12. Incorporation.  Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof, except that Paragraph 1(b) is hereby amended in its entirety to read as follows:

“(b)

Secured Party and Pledgor. Notwithstanding anything contained in this Annex to the contrary, (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder.”

Paragraph 13.

Certain Definitions.  As used herein, “Fitch”, “Moody’s”, “S&P”, “Rating Agency”, “Collateralization Event”, “Fitch Collateralization Event”, “Moody’s Collateralization Event”, “S&P Collateralization Event”, “Ratings Event”, “Fitch Ratings Event”, “Moody’s Ratings Event”, and “S&P Ratings Event” have the meanings assigned in the Schedule.

(a)

Security Interest for “Obligations.”  The term “Obligations” as used in this Annex includes the following additional obligations: Not applicable.

(b)

Credit Support Obligations.

(i)

Delivery Amount, Return Amount and Credit Support Amount.

(A)

“Delivery Amount” has the meaning specified in Paragraph 3(a) except that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date on which the Threshold for Party A is Zero, commencing no later than the Valuation Date falling on or after the earliest of (i) in the case of a Moody’s Collateralization Event or Moody’s Ratings Event, thirty (30) Local Business Days thereafter, (ii) in the case of an S&P Collateralization Event or S&P Ratings Event, ten (10) Business Days (or, if a Collateralization Event exists from the time Party A becomes a party hereto or the guarantor under a Qualified Guaranty becomes a guarantor, from such time) thereafter, and (iii) in case of a Fitch Collateralization Event or Fitch Ratings Event, thirty (30) calendar days thereafter.”

(B)

“Return Amount” has the meaning specified in Paragraph 3(b).

(C)

“Credit Support Amount” in Paragraph 3(b), shall be amended in its entirety to read as follows:

“‘Credit Support Amount’ means, for any Valuation Date after and during the continuance of a Collateralization Event or Ratings Event, (i) the Secured Party's Exposure for that Valuation Date, plus (ii) the Independent Amount applicable to the Pledgor (with respect to all Affected Transactions), if any, minus (iii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of the Credit Support Amount yields a number less than zero, and shall not be less than the Credit Support Minimum.”

As used herein, “Credit Support Minimum” means, with respect to each Rating Agency, the amount set forth below:

“Moody’s Credit Support Minimum” means, if a Moody’s Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least thirty (30) Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any), the greater of zero and the aggregate amount of the net payments due from Pledgor in respect of all following scheduled Payments (each such net payment being the greater of zero and the amount of the payment due to be made by the Pledgor under Section 2(a) on a Payment date less the amount of any payment due to be made by the Secured Party under Section 2(a) on the same Payment Date after giving effect to any applicable netting under Section 2(c) with respect to all Affected Transactions.

“S&P Credit Support Minimum” means: not applicable.

“Fitch Credit Support Minimum” means: not applicable.

(ii)

Eligible Collateral and Valuation Percentage.  The items and Valuation Percentages with respect to each Rating Agency set forth in Schedule 1A[,][or] Schedule 1B [or Schedule 1C], as applicable, will be “Eligible Collateral” and the applicable “Valuation Percentage” with respect thereto for Party A.

(iii)

Other Eligible Support.  The following items will qualify as “Other Eligible Support” for the party specified: Not Applicable.

(iv)

Thresholds.

(A)

“Independent Amount” means with respect to Party B: Zero; and, with respect to Party A for any Valuation Date: an amount equal to:

(1)

in respect of a Moody’s Collateralization Event or a Moody’s Ratings Event, the lesser of (x) the product of (I) if each Local Business Day is a Valuation Date, 15, and, otherwise, 25, and (II) with respect to each Transaction and any date of determination, the estimated change in the mid-market value with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent. for such Transaction, and (y) the product of (I) the Notional Amount for each Transaction for the Calculation Period which includes such Valuation Date and (II) the percentage set forth in Schedule 2A, Schedule 2B or Schedule 2C, as applicable (“Moody’s Independent Amount”); and

(2)

(x) in respect of an S&P Collateralization Event, zero, and (y) in respect of an S&P Ratings Event, the product of (I) the Secured Party’s Exposure for that Valuation Date and (II) 25% (“S&P Independent Amount”); and

(3)

in respect of a Fitch Collateralization Event or a Fitch Ratings Event, the product of the aggregate Notional Amount outstanding at the beginning of the related Calculation Period under the applicable Affected Transactions and the Fitch Volatility Cushion determined using the table set forth in Schedule 3(“Fitch Independent Amount”).

As used herein, “Independent Amount” means the additional amount to be added to the Secured Party’s Exposure pursuant to the calculation of Credit Support Amount at the time the Delivery Amount is required to be delivered or transferred hereunder and does not imply or require that a separate amount be delivered or transferred on the execution of this Agreement or on any Trade Date or at any other time.

(B)

“Threshold” means for each party: an infinite number; provided, that the Threshold shall be zero at any time that Party A elects or is required to post collateral pursuant to Part 5(i)(ii) of the Schedule.

(C)

“Minimum Transfer Amount” means with respect to Party A and Party B: $100,000; provided, that the Minimum Transfer Amount for such party shall be $50,000 in respect of an S&P Collateralization Event and an S&P Ratings Event if the aggregate principal balance of the rated Certificates is $50,000,000 or less on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an Event of Default, Termination Event, Additional Termination Event, or Specified Condition with respect to such party.

(D)

Rounding.  The Delivery Amount will be rounded up to the nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(v)

Calculation of Delivery Amount and Return Amount.  Credit Support Amount, Value, Delivery Amount and Return Amount will be calculated separately for each Rating Agency then rating the Certificates in accordance with the provisions relating to such Rating Agency set forth in this Paragraph 13(b), and Party A will Transfer the highest Delivery Amount and Party B will Transfer the lowest Return Amount so calculated, provided, that the Return Amount will be reduced to such amount as necessary so that Transfer of a Delivery Amount will not be required immediately after the Transfer of such Return Amount.

(c)

Valuation and Timing.

(i)

“Valuation Agent” means, Party A, provided, that if any Event of Default with respect to Party A has occurred and is continuing, then any designated third party mutually agreed to by the parties shall be the Valuation Agent until such time as Party A is no longer a Defaulting Party.

(ii)

“Valuation Date” means each Local Business Day during the period that Party A’s Threshold Amount is Zero.

(iii)

“Valuation Time” means:

[  ]

the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

[X]

the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)

“Notification Time” means 1:00 p.m., New York time, on a Local Business Day.

(d)

Conditions Precedent and Secured Party’s Rights and Remedies.  (i) Illegality and (ii) Additional Termination Events will be a “Specified Condition” for Party A (as the Affected Party) (but not for purposes of Paragraph 8(d)), and (iii) Tax Event and (iv) Tax Event Upon Merger will not be a “Specified Condition for Party A.

(e)

Substitution.

(i)

“Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii)

Consent.  If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Applicable.

(f)

Dispute Resolution.

(i)

“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)

Value.  For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows:  as set forth for other purposes in Paragraph 12.

(iii)

Alternative.  The provisions of Paragraph 5 will apply, except to the following extent:  (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit Support involved in the relevant demand will be due as provided in Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be Transferred does not exceed the Disputing Party’s Minimum Transfer Amount.

(g)

Holding and Using Posted Collateral.

(i)

Eligibility to Hold Posted Collateral; Custodians.  The Secured Party will not be entitled to hold Posted Collateral itself, but will hold Posted Collateral in an identifiable segregated account which is an Eligible Account through a Custodian (which may be the Supplemental Interest Trust Trustee and which shall at all times be a financial institution as specified under Section 4.12 of the Pooling and Servicing Agreement.  If not so specified, the Custodian shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least Baa2 from Moody's and A from S&P.  For so long as the Certificates are rated by S&P, any Custodian other than the Supplemental Interest Trust Trustee shall have a short-term debt or deposit rating of at least A-1, or, if it has no short-term rating, a long-term debt or deposit rating of at least A+, from S&P and shall be replaced by the Trustee within sixty (60) calendar days after it ceases to have such ratings.

Initially, the Custodian for Party B is:
Supplemental Interest Trust Trustee Name

(ii)

Use of Posted Collateral.  The provisions of Paragraph 6(c) will not apply to the Secured Party; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii) except that Party B may register any Posted Collateral in the name of the Custodian or its nominee under Paragraph 6(c)(ii).

(h)

Distributions and Interest Amount.

(i)

Interest Rate.  The “Interest Rate”, with respect to Eligible Collateral in the form of Cash will be the actual rate of interest earned by the Counterparty or the Custodian if the Cash is invested at the direction of Party A in accordance with Paragraph 13(1)(vi); otherwise the “Interest Rate” will be, for any day, the rate opposite the caption “Federal Funds (Effective)” for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal Reserve System or such other rate as agreed by the parties.

(ii)

Transfer of Interest Amount.  The Transfer of the Interest Amount will be made on the first Local Business Day of each calendar month and on any Local Business Day that Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b), subject to the receipt and availability of such funds.

(iii)

Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)

Other Eligible Support and Other Posted Support.

(i)

“Value” with respect to Other Eligible Support and Other Posted Support means:  Inapplicable.

(ii)

“Transfer” with respect to Other Eligible Support and Other Posted Support means:  Inapplicable.

(j)

Demands and Notices.  All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

(i)

Party A:

Not applicable.

(ii)

Party B:

HSBC BANK USA, National Association

CTLA - Structured Finance

452 Fifth Avenue

Attn: Susie Moy

New York, NY  10018

Facsimile: 212-525-1300

With a copy to:

Wells Fargo Bank, NA

9062 Old Annapolis Road

Columbia, MD 21045

Attn: Client Manager, DBALT 07-OA4

Telephone: (410) 884-2000

Fax: (410) 715-2380

(k)

Addresses for Transfers.

Party A:

For Cash: To be provided

For Eligible Collateral:  To be provided

Party B:

To be provided

(l)

Other Provisions.

(i)

Additional and Amended Definitions.  As used in this Annex:—

"Local Business Day" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree).

Sub-paragraph (i)(A) of the definition of “Value” is amended to read as follows: “(A) Cash, the face amount thereof multiplied by the applicable Valuation Percentage; and”.

(ii)

Transfer Timing.

(A)

Paragraph 4(b) shall be deleted and replaced in its entirety by the following paragraph: "Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter; if a demand is made after the Notification Time then the relevant Transfer will be made not later than the close of business on the third Local Business Day thereafter."

(B)

Paragraph 6(d)(1) shall be amended so that the reference therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

(iii)

Events of Default.  Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

“For the purposes of Section 5(a)(iii) of this Agreement, an Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support, at least (x) 30 Local Business Days have elapsed after a Ratings Event has occurred, or (y) 10 Business Days have elapsed after an S&P Collateralization Event or an S&P Ratings Event or a Fitch Ratings Event, and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A”.

(iv)

No Counterclaim.  A party's rights to demand and receive the Transfer of Eligible Collateral as provided hereunder and its rights as Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

(v)

Holding Collateral. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account which is an Eligible Account (the “Swap Collateral Account”) and to hold, record and identify all the Posted Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

Floor Collateral Account details are as follows:

Wells Fargo Bank, NA

ABA #121000248

Account Name: SAS Clearing

Account # 3970771416

FFC to: DBALT 2007-OA Floor Collateral Account # 53158809.

(vi)

Investment of Cash Posted Collateral.  Cash Posted Collateral shall be invested in Eligible Investments as directed by Party A, with gains and losses incurred in respect of such investments to be for the account of Party A, subject to the following parameters: the Cash Posted Collateral shall be invested in such overnight (or redeemable within two Local Business Days of demand) investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime -1 or Aaa by Moody’s as directed by Party A (provided, that such investment shall be held uninvested or invested at the direction of Party B if an Event of Default or an Additional Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and Party B has designated an Early Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

(vii)

Return of Posted Collateral.  At any time Party A is required to post collateral pursuant to Part 5(i)(ii) of the Schedule, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If Party A is so required to post collateral in relation to a Collateralization Event or a Ratings Event and thereafter ceases to be required to post collateral under Part 5(i)(ii) of the Schedule (and provided that no Event of Default exists with respect to Party A) or Party A has made a Permitted Transfer under this Agreement, then Party A’s obligations to transfer Eligible Collateral under this Annex will immediately cease with respect to that Collateralization Event or Ratings Event, and Party B will, upon demand by Party A, return to Party A, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any Posted Collateral pursuant to written instructions from Party A.

(viii)

Expenses.  Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Collateral.

(ix)

Limit on Secured Party’s Liability.  The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

(x)

External Verification of Mark-to-Market Valuations.  If the long-term senior unsecured debt of Party A is rated BBB or below Fitch and its short-term senior unsecured debt is rated F3 or below), once every month, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the high quotation for a Reference Market-maker, if applicable for the next Valuation Date and cure any deficiency in collateral value within three Local Business Days.  Party A shall provide the quotations of such Reference Market-makers to Fitch.

[Signature page immediately follows]

IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

The Bank Of New York	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Supplemental Interest Trust Trusteeon behalf of the Deutsche Alt-A Securities Mortgage Loan Trust 2007-OA4
By: /s/ B. Gino Petroni	By: /s/ Fernando Acebedo
Name: B. Gino Petroni Title: Vice President Date: June 29, 2007	Name: Fernando Acebedo Title: Vice President Date: June 29, 2007

Schedule 1A

Eligible Collateral

Moody’s

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

Moody’s Valuation Percentage columns:

* Column A sets out the percentage applicable when the percentage in Column B is not applicable.

* Column B sets out the percentage applicable when a Moody’s Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing.

Eligible Collateral & Valuation Percentages (Moody’s )
		Valuation Percentage		Valuation Percentage
		Moody’s (Daily)		Moody’s (Weekly)
		A	B	A	B
(A)	Cash: U.S. Dollars in depositary account form	100%	100	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating-rate Treasuries”) (all maturities).	100%	99%	100%	99%
(C)	U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	100%	100%	100%	100%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	100%	99%	100%	99%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	100%	98%	100%	98%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	100%	97%	100%	97%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	100%	96%	100%	95%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	100%	94%	100%	94%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	100%	90%	100%	89%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	100%	88%	100%	87%
(K)	Floating-rate Agency Securities: Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).	100%	98%	100%	98%
(L)	Fixed-rate Agency Securities: Fixed-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.	100%	99%	100%	99%
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	100%	99%	100%	98%
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	100%	98%	100%	97%
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	100%	96%	100%	96%
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	100%	93%	100%	94%
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	100%	93%	100%	93%
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	100%	89%	100%	88%
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	100%	87%	100%	86%
(T)

FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(U)

FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(V)

GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(W)

Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.

		*	*	*	*
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	*	*
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.			*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent any Certificates are rated.	*	*	*	*

* zero or such higher percentage in respect of which Moody’s has delivered a ratings affirmation.

Schedule 1B

Eligible Collateral

S&P

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

S&P Valuation Percentage columns:

* Column A sets out the percentage applicable when an S&P Collateralization Event has occurred and is continuing.

* Column B sets out the percentage applicable when an S&P Ratings Event has occurred and is continuing.

Eligible Collateral & Valuation Percentages (S&P)
		Valuation Percentage		Valuation Percentage
		S&P (Daily)		S&P (Weekly)
		A	B	A	B
(A)	Cash: U.S. Dollars in depositary account form	100%	80.0%	100%	80.0%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating Rate Treasuries”) (all maturities).	n/a	n/a	n/a	n/a
(C)	Fixed-rate U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	98.9%	79.1%	98.0%	78.4%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	98.0%	78.4%	98.0%	78.4%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	98.0%	78.4%	98.0%	78.4%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	98.0%	78.4%	98.0%	78.4%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	93.7%	75.0%	92.6%	74.1%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	92.6%	74.1%	92.6%	74.1%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	91.1%	72.9%	87.9%	70.3%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	88.6%	70.9%	84.6%	67.7%
(K)

Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).

		*	*	*	*
(L)	Fixed-rate Agency Securities: fixed-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.	98.5%	78.8%	98.0%	78.4%
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	98.0%	78.4%	98.0%	78.4%
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	98.0%	78.4%	98.0%	78.4%
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	98.0%	78.4%	98.0%	78.4%
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	92.6%	74.1%	92.6%	74.1%
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	92.6%	74.1%	92.6%	74.1%
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	87.7%	70.2%	82.6%	66.1%
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	84.4%	67.5%	77.9%	62.3%
(T)

FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	98% (Less than 5 years) 92% (5 to 10 years)	78.4% (Less than 5 years) 73.6% (5 to 10 years)
(U)

FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	98% (Less than 5 years) 92% (5 to 10 years)	78.4% (Less than 5 years) 73.6% (5 to 10 years)
(V)

GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	98% (Less than 5 years) 92% (5 to 10 years)	78.4% (Less than 5 years) 73.6% (5 to 10 years)
(W)	Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.	*	*	95.2%	76.2%
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	87.0%	69.6%
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.	*	*	*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody’s and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent any Certificates are rated.	*	*	*	*

* to be completed with valuation percentages supplied or published by S&P.

In addition to the foregoing, the following will constitute Eligible Collateral, at the valuation percentages indicated (weekly valuation basis) or to be supplied or as published by S&P (daily valuation basis):

Other Eligible Collateral and Valuation Percentages (S&P)
Eligible Collateral (Cash and Securities)	Valuation Percentage (Daily) A	Valuation Percentage (Daily) B	Valuation Percentage (Weekly) A	Valuation Percentage (weekly) B
Cash	100%	100%	100%	80%
Category No. 1: U.S. treasuries (current coupon, constant maturity), 'AAA' U.S. agencies, 'AAA' covered bonds (floating), 'AAA' sovereign bonds (floating), 'AAA', 'AA' credit card ABS (floating), 'AAA', 'AA' auto ABS (floating), and 'AAA' U.S. student loan ABS (floating) having a remaining maturity of less than five years	*	*	98%	78.4%
Category No. 1: U.S. treasuries (current coupon, constant maturity), 'AAA' U.S. agencies, 'AAA' covered bonds (floating), 'AAA' sovereign bonds (floating), 'AAA', 'AA' credit card ABS (floating), 'AAA', 'AA' auto ABS (floating), and 'AAA' U.S. student loan ABS (floating) having a remaining maturity of greater than or equal to five years and less than or equal to 10 years	*	*	92%	73.6%
Category No. 2: 'AAA' covered bonds (fixed), 'AAA' sovereign bonds (fixed), 'A' credit card ABS (floating), 'A' auto ABS (floating), 'AAA' CMBS (floating), 'AAA' CDO (floating) 'AA', 'A' U.S. student loan ABS (floating), and 'AAA, 'AA' corporate bonds (fixed or floating) having a remaining maturity of less than five years	*	*	95%	76%
Category No. 2: 'AAA' covered bonds (fixed), 'AAA' sovereign bonds (fixed), 'A' credit card ABS (floating), 'A' auto ABS (floating), 'AAA' CMBS (floating), 'AAA' CDO (floating), 'AA', 'A' U.S. student loan ABS (floating), and 'AAA', 'AA' U.S. and European corporate bonds (fixed or floating) having a remaining maturity of greater than or equal to five years and less than or equal to 10 years	*	*	85%	68%
Category No. 3: 'BBB' credit card ABS (floating), 'BBB' auto ABS (floating), AA', 'A' CDO (floating), 'BBB' U.S. student loan ABS (floating), and 'A' corporate bonds (fixed or floating) having a remaining maturity of less than five years	*	*	75%	60%
Category No. 3: 'BBB' credit card ABS (floating), 'BBB' auto ABS (floating), 'AA', 'A' CDO (floating), 'BBB' U.S. student loan ABS (floating), and 'A' corporate bonds (fixed or floating) having a remaining maturity of greater than or equal to five years and less than or equal to 10 years	*	*	60%	48%

 * To be completed with valuation percentages supplied or published by S&P.

Schedule 1C

Eligible Collateral

Fitch

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

Eligible Collateral & Valuation Percentages (Fitch)
Valuation Percentage (Rating of Certificates)
		AAA	AA	A	BBB
(A)	Cash: U.S. Dollars in depositary account form	100%	100	100%	100%
(B)	Floating-rate U.S. Treasury Securities: Floating-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Floating-rate Treasuries”) (all maturities).	*	*	*	*
(C)	Fixed-rate U.S. Treasury Securities: Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department after July 18, 1984 (“Fixed-rate Treasuries”) having a remaining maturity of up to and not more than 1 year.	97.50%	97.80%	98.40%	98.90%
(D)	Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not more than 2 years.	94.70%	95.30%	95.90%	96.50%
(E)	Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not more than 3 years.	94.70%	95.30%	95.90%	96.50%
(F)	Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not more than 5 years.	91.50%	92.50%	93.50%	94.50%
(G)	Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not more than 7 years.	89.00%	90.10%	91.2%	92.30%
(H)	Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not more than 10 years.	86.30%	87.50%	88.8%	90.00%
(I)	Fixed-rate Treasuries having a remaining maturity of greater than 10 years but not more than 20 years.	83.00%	84.50%	86.00%	87.50%
(J)	Fixed-rate Treasuries having a remaining maturity of greater than 20 years but not more than 30 years.	79.00%	80.70%	82.30%	84.00%
(K)

Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Floating-rate Agency Securities”) (all maturities).

		*	*	*	*
(L)

Fixed-rate Agency Securities: negotiable debt obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley Authority (TVA) (collectively, “Fixed-rate Agency Securities”) issued after July 18, 1984 and having a remaining maturity of not more than 1 year.

		*	*	*	*
(M)	Fixed-rate Agency Securities having a remaining maturity of greater than 1 year but not more than 2 years.	*	*	*	*
(N)	Fixed-rate Agency Securities having a remaining maturity of greater than 2 years but not more than 3 years.	*	*	*	*
(O)	Fixed-rate Agency Securities having a remaining maturity of greater than 3 years but not more than 5 years.	*	*	*	*
(P)	Fixed-rate Agency Securities having a remaining maturity of greater than 5 years but not more than 7 years.	*	*	*	*
(Q)	Fixed-rate Agency Securities having a remaining maturity of greater than 7 years but not more than 10 years.	*	*	*	*
(R)	Fixed-rate Agency Securities having a remaining maturity of greater than 10 years but not more than 20 years.	*	*	*	*
(S)	Fixed-rate Agency Securities having a remaining maturity of greater than 20 years but not more than 30 years.	*	*	*	*
(T)

FHLMC Certificates. Mortgage participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(U)

FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(V)

GNMA Certificates. Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.

		*	*	*	*
(W)

Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed securities rated AAA by two major rating agencies with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) (“Commercial Mortgage-Backed Securities”) having a remaining maturity of not more than 5 years.

		*	*	*	*
(X)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 5 years and not more than 10 years.	*	*	*	*
(Y)	Commercial Mortgage-Backed Securities having a remaining maturity of more than 10 years.	*	*	*	*
(Z)	Commercial Paper. Commercial Paper with a rating of at least P-1 by Fitch and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.	*	*	*	*
(AA)	Other Items of Credit Support approved by the Rating Agencies to the extent any Certificates are rated.	*	*	*	*

* to be completed with valuation percentages supplied or published by Fitch.

Schedule 2A

Moody’s Independent Amount (First Trigger)

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount when either (i) it is not the case that a Moody’s Ratings Event has occurred and is continuing, or (ii) less than 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.15%	0.25%
More than 1 but not more than 2	0.30%	0.50%
More than 2 but not more than 3	0.40%	0.70%
More than 3 but not more than 4	0.60%	1.00%
More than 4 but not more than 5	0.70%	1.20%
More than 5 but not more than 6	0.80%	1.40%
More than 6 but not more than 7	1.00%	1.60%
More than 7 but not more than 8	1.10%	1.80%
More than 8 but not more than 9	1.20%	2.00%
More than 9 but not more than 10	1.30%	2.20%
More than 10 but not more than 11	1.40%	2.30%
More than 11 but not more than 12	1.50%	2.50%
More than 12 but not more than 13	1.60%	2.70%
More than 13 but not more than 14	1.70%	2.80%
More than 14 but not more than 15	1.80%	3.00%
More than 15 but not more than 16	1.90%	3.20%
More than 16 but not more than 17	2.00%	3.30%
More than 17 but not more than 18	2.00%	3.50%
More than 18 but not more than 19	2.00%	3.60%
More than 20 but not more than 21	2.00%	3.70%
More than 21 but not more than 22	2.00%	3.90%
More than 22	2.00%	4.00%

Schedule 2B

Moody’s Independent Amount (Second Trigger)

(Transaction Specific hedges)

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount with respect to any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or that is an interest rate swap the notional amount of which is “balance guaranteed” or, for any Calculation Period, otherwise is not a specific dollar amount that is fixed at the inception of the Transaction (a “Transaction-Specific Hedge”) when a Moody’s Ratings Event has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing.

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.65%	0.75%
More than 1 but not more than 2	1.30%	1.50%
More than 2 but not more than 3	1.90%	2.20%
More than 3 but not more than 4	2.50%	2.90%
More than 4 but not more than 5	3.10%	3.60%
More than 5 but not more than 6	3.60%	4.20%
More than 6 but not more than 7	4.20%	4.80%
More than 7 but not more than 8	4.70%	5.40%
More than 8 but not more than 9	5.20%	6.00%
More than 9 but not more than 10	5.70%	6.60%
More than 10 but not more than 11	6.10%	7.00%
More than 11 but not more than 12	6.50%	7.50%
More than 12 but not more than 13	7.00%	8.00%
More than 13 but not more than 14	7.40%	8.50%
More than 14 but not more than 15	7.80%	9.00%
More than 15 but not more than 16	8.20%	9.50%
More than 16 but not more than 17	8.60%	9.90%
More than 17 but not more than 18	9.00%	10.40%
More than 18 but not more than 19	9.40%	10.80%
More than 20 but not more than 21	9.70%	11.00%
More than 21 but not more than 22	10.00%	11.00%
More than 22	10.00%	11.00%

Schedule 2C

Moody’s Independent Amount (Second Trigger)

(Non-Transaction Specific hedges)

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

The following percentages shall be used in the calculation of the Moody's Independent Amount with respect to any Transaction that is not a Transaction-Specific Hedge when a Moody’s Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody’s Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any).

Weighted Average Life of Transaction in Years	Valuation Date (Daily)	Valuation Date (Weekly)
1 or less	0.50%	0.60%
More than 1 but not more than 2	1.00%	1.20%
More than 2 but not more than 3	1.50%	1.70%
More than 3 but not more than 4	1.90%	2.30%
More than 4 but not more than 5	2.40%	2.80%
More than 5 but not more than 6	2.80%	3.30%
More than 6 but not more than 7	3.20%	3.80%
More than 7 but not more than 8	3.60%	4.30%
More than 8 but not more than 9	4.00%	4.80%
More than 9 but not more than 10	4.40%	5.30%
More than 10 but not more than 11	4.70%	5.60%
More than 11 but not more than 12	5.00%	6.00%
More than 12 but not more than 13	5.40%	6.40%
More than 13 but not more than 14	5.70%	6.80%
More than 14 but not more than 15	6.00%	7.20%
More than 15 but not more than 16	6.30%	7.60%
More than 16 but not more than 17	6.60%	7.90%
More than 17 but not more than 18	6.90%	8.30%
More than 18 but not more than 19	7.20%	8.60%
More than 20 but not more than 21	7.50%	9.00%
More than 21 but not more than 22	7.80%	9.00%
More than 22	8.00%	9.00%

Schedule 3
Fitch Volatility Cushion

Counterparty Name DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST 2007-OA4

Highest Rated Classes: [  ] rated “Aaa” by Moody’s and “AAA” by S&P[, and [“AAA” by Fitch].

Date Certificates will fall to $50,000,000 or below: Scheduled: [date]  Auction Call: [date].

Last Scheduled Payment Date of Transactions: July 25, 2008

Valuation Date (and Valuation Percentage column):  Daily

The Fitch Volatility Cushion will be determined using the following table:

Fitch Volatility Cushion (USD Interest Rate Swaps)
Remaining Years to Maturity of Transaction	Posting Frequency
Daily	Weekly
If, on the related Valuation Date, the highest rated Certificates are rated “AA-” or higher by Fitch, the Fitch Volatility Cushion is:
1	0.8%
2	1.7%
3	2.5%
4	3.3%
5	4.0%
6	4.7%
7	5.3%
8	5.9%
9	6.5%
10	7.0%
11	7.5%
12	8.0%
13	8.5%
14	9.0%
> = 15	9.5%
If, on the related Valuation Date, the highest rated Certificates are rated “A+” or “A” by Fitch, the Fitch Volatility Cushion is:
1	0.6%
2	1.2%
3	1.8%
4	2.3%
5	2.8%
6	3.3%
7	3.8%
8	4.2%
9	4.6%
10	5.0%
11	5.3%
12	5.7%
13	6.0%
14	6.4%
> = 15	6.7%
If, on the related Valuation Date, the highest rated Certificates are rated “A-” or “BBB+” by Fitch, the Fitch Volatility Cushion is:
1	0.5%
2	1.0%
3	1.6%
4	2.0%
5	2.5%
6	2.9%
7	3.3%
8	3.6%
9	4.0%
10	4.3%
11	4.7%
12	5.0%
13	5.3%
14	5.6%
> = 15	5.9%